MARK C. BAILEY & COMPANY, LTD.
                 Certified Public Accountants
                    Management Consultants
                 1495 Ridgeview Drive Ste. 200
                      Reno, Nevada 89509
                      775-332-4200 Phone
                       775-332-4210 Fax



March 6, 2002



Securities and Exchange Commission
Washington, D.C.  20549




RE:  Crafty Admiral Enterprises, Ltd.
     Registration Statement on Form 10SB12G

To Whom It may Concern:

We hereby authorize and consent to the incorporation by reference on Registration Form 10SB12G of Crafty Admiral Enterprises, Ltd.
of our report, dated March 6, 2002, for the year ended
December 31, 2001.

Sincerely,
/s/ Mark Bailey, CPA/ABV
Mark Bailey & Company, Ltd.